Cardiovascular Systems, Inc. Product Pipeline Update September 26, 2019 ©2019 Cardiovascular Systems, Inc. All Rights Reserved.

Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Report Act of 1995, which are provided under the protection of the safe harbor for forward-looking statements provided by that Act. For example, statements in this presentation regarding CSI’s strategy; growth; future financial measurements and investments; product development plans, milestones and introductions; geographic expansion; clinical trials and evidence; professional education efforts; and market estimates and opportunities, are forward-looking statements. These statements involve risks and uncertainties that could cause results differ materially from those projected, including, but not limited to, those described in CSI’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly and annual reports. CSI encourages you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this presentation. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, CSI’s actual results may differ materially from the expected results discussed in the forward- looking statements contained in this presentation. The forward-looking statements contained in this presentation are made only as of the date of this presentation, and CSI undertakes no obligation to update them to reflect subsequent events or circumstances. CSI, Diamondback 360, ViperWire Advance, GlideAssist and WIRION are registered trademarks of Cardiovascular Systems, Inc. ViperCath is a trademark of Cardiovascular Systems, Inc. Teleport, Sapphire and ScoreFlex are registered trademarks of OrbusNeich Medical. All other trademark cited herein are owned by their respective owners. © 2019 Cardiovascular Systems, Inc. All rights reserved. 2

Introduction Scott R. Ward, Chairman, President & Chief Executive Officer ©2019 Cardiovascular Systems, Inc. All Rights Reserved. 3

Driving Sustainable Growth Broaden Our Value Streams Financial Goal: FY19-FY23 CAGR of 15% - 18% Revenue of $435M - $500M in FY23 Grow and Protect Innovation Drives Global Expansion Accelerates the Core Business Incremental Growth Growth of Core Business Sustain Market Leadership Launch 20+ New Products OrbusNeich and Medikit 10+% Growth in Core Business $70M - $100M in FY23 $25M - $50M in FY23 Financial strength and the talent to execute 4

Fiscal 2019 Revenue Growth of 14.3% $248 Million New Product Revenue $3.9 million Core OAS Revenue $236.2 million Drivers 10% increase Sapphire II 1.0 mm PTCA Teleport Microcatheter Zilient Peripheral Guidewire International Revenue $7.9 million Drivers Launched OAS in 10 New countries Product, Over 2,000 OAS procedures $3.9 Core OAS New Product International 5

Portfolio Update Rhonda J. Robb, Chief Operating Officer ©2019 Cardiovascular Systems, Inc. All Rights Reserved. 6

Current Market Dynamics Favor Innovation

Large Under-Served and Under-Treated Disease States

Peripheral Artery Disease

Significantly under-diagnosed and under-treated patient populations

18-20 million	People living with peripheral artery disease in the U.S. with 2 million+ patients suffering from critical limb ischemia
>740K	Lower extremity PVIs
160K	Amputations per year



Coronary Artery Disease

Growing proportion of coronary interventions represented by complex or complex high-risk PCIs

16-18 million	People living with coronary artery disease
370,000	Deaths annually from coronary artery disease
525K	Complex or complex high-risk PCIs

- Heart Disease and Stroke Statistics- 2019 Update: A report from the American Heart Association. Circulation. 2019;139:e56–e528
- Millennium Research Group (2018 December) Medtech360 Market Analysis - Interventional Cardiology Devices – US – 2019
- Millennium Research Group (2018 December) Medtech360 Market Analysis – Peripheral Vascular Devices – US – 2019
- Bortnick, et. al. Am J Cardiol 2014;113:573-579; iData Research (2018 March) U.S. CSI Internal Estimates
- Allie DE , et al. (n.d.). 24-carat gold, 14-carat gold, or platinum standards in the treatment of critical limb ischemia: bypass surgery or endovascular intervention? J Endovsc Ther. 2009

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Diversification Accelerates Growth Broadens Value Streams CSI’s Addressable Markets (US) ~$3.7B Hemodynamic Support Interventional Support Devices Atherectomy Portfolio expansion will drive a >4X increase in CSI’s addressable market $650M FY19 FY23 • Millennium Research Group (2018 December) Medtech360 Market Analysis - Interventional Cardiology Devices – US – • * Coronary markets include device revenue attributed to PTCA balloon catheters, microcatheters / guidecatheters, PTCA 2019 guidewires, CTO / STO devices, and hemodynamics pumps. Peripheral markets include device revenue attributed to lower • Millennium Research Group (2018 December) Medtech360 Market Analysis – Peripheral Vascular Devices – US – 2019 extremity (iliac, fempop, infrapop) endovascular procedures for PTA guidewires, catheters / sheaths, embolic protection • Millennium Research Group (2017 December) Medtech360 Market Analysis – Cardiac Assist Devices– US – 2018 devices, CTO / STO devices, and PTA balloon catheters 8 • CSI Internal Estimates

Differentiated Pipeline of Key Value Drivers

Supports Diversified and Sustainable Growth

Portfolio	FY19 Market	FY23 Market	FY23 TAM	Growth / Value Drivers		
				FY20	FY21/22	FY23+
Atherectomy	$650M	$900M+	$1.9B+	• CAD ViperWire Advance with Flex Tip • Peripheral Diamondback 360® and Stealth® with GlideAssist • Exchangeable OAS Platform • LIBERTY 360 3-Year Data	• Next gen Coronary OAS • ECLIPSE • Small Vessel (BTA) + Evidence • Large Vessel (CFA/iliac) • REACH-PVI Data Release	• PAD Directional Atherectomy • Japan ATK Pivotal Study • PAD Post Market Study
Interventional Support Devices		$1.6B+	$3.3B+	• PTA Balloons	• Radial toolkit (guide wire, sheath and balloons) • Scoring balloons (CAD/PAD) • WIRION Embolic Protection	• CTO Portfolio (CAD/PAD) • Specialty Catheters and Wires (CAD/PAD)
Hemodynamic Support		$1.2B+	$6.0B+		• pVAD FIH and IDE 1st enrollments	• pVAD Gen 1 for Complex PCI • pVAD Gen 2 for Complex PCI • Cardiogenic Shock
TOTAL	$650M	$3.7B+	$11.2B+	→ **Expanding CSI's** Served Markets →		

- Millennium Research Group (2018 December) Medtech360 Market Analysis - Interventional Cardiology Devices – US – 2019
- Millennium Research Group (2018 December) Medtech360 Market Analysis – Peripheral Vascular Devices – US – 2019
- Millennium Research Group (2017 December) Medtech360 Market Analysis – Cardiac Assist Devices– US – 2018
- Industry Estimates
- CSI Internal Estimates

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Peripheral ©2019 Cardiovascular Systems, Inc. All Rights Reserved. 10

Radial is a Core Competitive Advantage

Enabling a Complete Peripheral Intervention from the Radial Artery

Exclusive route of access for CSI complementary to tibial/pedal

Expansion in portfolio of radial support devices

Radial peripheral interventions expand access to care and can improve procedural recovery time

Launched Q2 FY19



Extended length Exchange Catheters

Launched Q1 FY19



Extended Length Orbital Atherectomy System with Low 5Fr Profile

REACH PVI
Clinical Study

Expected Launch Early FY21



Extended length Radial Access Sheaths

Expected Launch Early FY21



Extended length PTA Balloons

Expected Launch Early FY21



Extended length Guidewires

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Supporting Complete Leg Revascularization

Exchangeable Series with GlideAssist® – Our Most Advanced OAS on the Market


DIAMONDBACK 360°
2.00

GlideAssist to facilitate tracking, repositioning and removal of OAD through challenging anatomy

Ease-of-Use Enhancements to Handle: Backloadable system facilitating easier wire exchanges and improved tactile feel

Exchangeable cartridges with different catheter lengths and crown options to optimally treat patients with multi-level disease (seen ~50% of the time) within the same procedure

Patient and economic benefits with more efficient procedures aligned to market dynamics

Future Portfolio: New 1.0 mm crown for small vessel / below-the-ankle lesions and a larger crown intended for larger vessels like the common femoral and iliac arteries

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Exchangeable is a Competitive Advantage Exchangeable Series OAS live case, including feature of Teleport® Microcatheter and Zilient® Guidewire Dr. Fadi Saab, Amputation Prevention Symposium, August 14, 2019 13

Compelling Clinical Evidence

Supporting Atherectomy; OAS Short- and Long-Term Safety

Circulation: Cardiovascular Interventions

ORIGINAL ARTICLE

Propensity Score–Adjusted Comparison of Long-Term Outcomes Among Revascularization Strategies for Critical Limb Ischemia



Major Amputation
Years since Therapy
PTA
Stent
Atherect
Bypass

Atherectomy provides a benefit for CLI patients—in this study, there were lower rates of 4-year major amputation and all-cause mortality in atherectomy group compared to PTA, stenting, or surgical bypass.

Circulation: Cardiovascular Quality and Outcomes

ORIGINAL ARTICLE

Endovascular-First Treatment Is Associated With Improved Amputation-Free Survival in Patients With Critical Limb Ischemia



Amputation Free Survival
Endo
Open
Time (Months)

Surgical bypass-first treatment was associated with worse amputation free survival (AFS) compared to endovascular-first treatment (HR, 1.16; 95% CI, 1.13—1.20)

Clinical Investigation

One-Year Results of the LIBERTY 360 Study: Evaluation of Acute and Midterm Clinical Outcomes of Peripheral Endovascular Device Interventions

Jihad Mustapha, MD, William Gray, MD, Brad J. Martinsen, PhD, Ryan W. Bolduan, BA, George L. Adams, MD, MHS, MBA, Gary Ansel, MD, and Michael R. Jaff, DO on behalf of the LIBERTY Investigators

Journal of Endovascular Therapy

Liberty 360 3-Year Data

Jihad A. Mustapha, MD, FACC, FSCAI
Advanced Cardiac & Vascular Centers for Amputation Prevention
Grand Rapids, MI USA

AMP 2019

OAS: Freedom from Major Amputation on Target Limb



Survival Probability
Censored
At Risk
2-3: Claudicants
4-5: CLI
6: CLI
Survival Time (Days)
RC2-3
RC4-5
RC6

2-Year	
RC2-3	100%
RC4-5	95.3%
RC6	88.6%

3-Year	
RC2-3	100%
RC4-5	95.3%
RC6	88.6%

- Mustapha et al. J Endovasc Ther. 2019 Apr;26(2):143-154.
- Mustapha. LIBERTY 3-year. AMP 2019.
- Mustapha et al. Circ Cardiovasc Interv. 2019 Sep;12(9):e008097
- Lin et al. Circ Cardiovasc Qual Outcomes. 2019 Aug;12(8):e005273.

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Directional Atherectomy Expanding the Treatment Options for Soft and Fibrotic Mixed Plaque Lesions Broaden value streams in a $300M-$400M existing ATK atherectomy market Extend CSI’s peripheral atherectomy toolkit to Deliver novel cutter design to improve lesion entry, engagement, and treatment, with greater control over better target soft and cutting depth fibrotic mixed plaque Aspiration provides improved procedural efficiency lesions more common over alternative devices on the market in above-the-knee (ATK) vessels Future extensibility to treat larger vessels; potential to pursue additional indications CSI will provide a full product line to address the heterogeneity of Potential to meet unique needs of sites of service and disease burden, sites of service geographical requirements and economic requirements Focus on directional atherectomy. Laser program discontinued. • Millennium Research Group (2018 December) Medtech360 Market Analysis – Peripheral Vascular Devices – US – 2019 • CSI Internal Estimates 15

WIRION® Embolic Protection System

Supporting Our Commitment to Complex Patients

Protecting Patients During PVIs

- Embolic debris can be associated with all types of peripheral vascular intervention procedures
- EPDs are typically used when treating vessels located above the knee with long lesions, high plaque burden, and poor run off
- Can provide additional assurance when treating complex peripheral interventions and lesions

Synergistic with CSI Strategy and Mission

- Broadens value streams in $50M market, 50,000 devices used in the U.S.
- Complements CSI's future directional atherectomy platform
- Provides assurance to physicians not using atherectomy today due to concern of distal emboli

Share-Taking Differentiated Technology





- Easier to use and more versatile than competing EPDs with clearance for use with any peripheral atherectomy device and any 0.014" guidewire
- Demonstrated safety and non-inferiority to pre-specified performance goals in capturing debris with low adverse event rates in WISE LE study
- Platform enables future innovation for potential BTK and Radial applications

Commercialization expected in FY21 following completion of the manufacturing transfer from Gardia Medical

- Millennium Research Group (2018 December) Medtech360 Market Analysis – Peripheral Vascular Devices – US – 2019
- CSI Internal Estimates

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Coronary ©2019 Cardiovascular Systems, Inc. All Rights Reserved. 17

Near-Term Expansion of the Complex Coronary Toolkit

Drives Incremental Revenue Opportunity Per Case

Adding Essentials of the Complex PCI Toolkit

Increasing the Clinical Utility of the Sapphire Portfolio in the Near-Term

Continuing to Innovate around the Complex Patient Long-Term

Launched FY19



- Sapphire SC II PRO 1.0-4.0mm
- Sapphire NC Plus 2.0-4.0mm

Sapphire® Balloons

Launched FY19



Coronary Diamondback 360® with GlideAssist®

Expected Launches FY20



- Sapphire SC II PRO 1.0mm OTW
- Sapphire NC Plus 4.5-5.0mm

Sapphire® Expansion

Launched Q3 FY19



Teleport® Microcatheter

Launching Now



ViperWire Advance® with Flex Tip

Expected Launch FY21



ScoreFlex NC

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ECLIPSE Trial

Generating Level One Evidence to Impact Guidelines

2000 Patients with Severely Calcified Lesions

Randomize 1:1

Orbital Atherectomy Strategy	Conventional Angioplasty Strategy
1.25 mm Classic Crown followed by balloon pre-dilation	Conventional and/or specialty balloons per operator discretion
2nd generation DES implantation and optimization	2nd generation DES implantation and optimization

1° Endpoints	1. Post-PCI in-stent MSA by OCT (N=~500 in imaging sub-study) 2. 1-year TVF (all subjects)
2° Endpoints	1. Procedural Success: Successful stent delivery (all subjects) 2. Strategy Success: Procedural success without crossover

Principal Investigators Study Chairman | Ajay Kirtane, MD; Philippe Généreux, MD; Gregg W. Stone, MD

Primary Endpoints

MSA ~500 subjects in OCT cohort

OAS >1 mm^2 superior MSA vs. POBA

TVF All subjects

OAS >5% reduction in TVF vs. POBA

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Percutaneous Ventricular Assist Device (pVAD) System

Multi-Generational Platform Highly Synergistic with Our Strategy and Competency

Generation 1 Overview



IDE clinical studies planned to highlight procedural safety and perfusion metrics/endpoints



- Leverages CSI core competency in motor control and spinning cables
- Easy setup and use
- Flow: 3-5 LPM
- Crossing Profile: 10-14 Fr
- Catheter Profile: 6-8 Fr
- Improved deliverability
- Physician control in the sterile field
- Simplified touch screen display
- Compact console design (<15 lbs.)

Entering a High Growth pVAD Market*


$1,800
$1,500
$1,200
$900
$600
$300
$0
$ Millions
16% CAGR
FY19
FY23
FY27

* Includes Complex PCI and Cardiogenic Shock

Recent Accomplishments / Status

- ✔ Multiple animal studies completed successfully
- ✔ Pre-submission meetings completed and underway with the FDA
- ✔ First-in-human in FY21

• Millennium Research Group (2017 December) Medtech360 Market Analysis – Cardiac Assist Devices– US – 2018

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Closing Remarks Scott R. Ward, Chairman, President & Chief Executive Officer ©2019 Cardiovascular Systems, Inc. All Rights Reserved. 21

Platform for Growth Maintain focus on current customer, vessel preparation and procedure support Organic growth and opportunistic portfolio management ~$250M Gross margins in the range of 78%-80% in FY19-FY23 FY21 R&D Investments R&D investments increase to 14%-17% of revenues in FY21 Launch 20 new products by FY23 22

Driving Sustainable Long-Term Growth

Product Launches

	FY19	FY20	FY21-FY23
Peripheral	• Radial OAS • Peripheral Guidewires • ViperCath XC	• Exchangeable OAS • Next generation OAS with GlideAssist • PTA balloons	• Radial toolkit • Scoring balloons • WIRION embolic protection device • Small vessel OAS • Large vessel OAS • Directional atherectomy
Coronary	• Coronary Diamondback 360 OAS with GlideAssist • PTCA Balloons • Teleport Microcatheter (CAD/PAD)	• ViperWire with Flex Tip	• Scoring balloons • Next generation OAS • Hemodynamic pump platform • CTO portfolio (CAD/PAD) • Specialty wires and catheters
	6	4	11

FY19 - FY23 Revenue Growth

5 - Year CAGR: 15% – 18%

$340M - $350M
Core Orbital Atherectomy Revenue: 10%+ Annual Growth

$70M - $100M
New Product Revenue in FY23

$25M - $50M
International Revenue in FY23

$435M - $500M
Consolidated Revenue in FY23

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Cardiovascular Systems, Inc. Creating Shareholder Value Financially Strong Leveraging a A Compelling Creating with the Team and Strong Core Business Growth Strategy Competitive Advantage Talent to Win Sustaining double digit Improving outcomes for Driving market leading Highest quality growth complex coronary and performance in orbital products, services with strong gross margins peripheral artery disease atherectomy and relationships Positive cash flow, strong cash position and no long-term debt Proprietary Expanding into Innovation and robust core technology new geographic markets medical evidence Positioned to invest in organic growth Medical education A Mission driven organization Serving large and Launching an innovative and superior clinical with the leadership and growing markets portfolio of new products support talent to succeed 24